UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Ambassadors Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 2, 2012, Ambassadors Group, Inc. (“Ambassadors”) sent a letter (“Employee Letter”) and a series of questions and answers (“Employee FAQ”) to its employees in connection with the solicitation of proxies for the 2012 annual stockholder meeting by Lane Five Capital Management LP and certain other participants (the “Lane Five Group”) identified in the preliminary proxy statement filed by the Lane Five Group on March 21, 2012 with the Securities and Exchange Commission.  A copy of the Employee Letter is attached hereto as Exhibit 99.1 and incorporated by reference.  A copy of the Employee FAQ is attached hereto as Exhibit 99.2 and incorporated by reference.

About Ambassadors Group

Ambassadors is a socially conscious, education company located in Spokane, Washington. Ambassadors is the parent company of Ambassador Programs, Inc., World Adventures Unlimited, Inc., and BookRags, Inc., an educational research website. Ambassadors also oversees the Washington School of World Studies, an accredited travel study and distance learning school. Additional information about Ambassadors and its subsidiaries is available at www.ambassadorsgroup.com.

Exhibit 99.1

April 2, 2012

Dear Employees:

As you may have seen, one of our shareowners, Lane Five Capital Management LP (“Lane Five”) and the other participants in its proxy solicitation have nominated three individuals for election to our company’s board of directors at the 2012 Annual Meeting of Shareowners.

While this is a board level matter, I want to provide you with some perspective regarding the situation.  We communicate frequently with the investment community, including Lane Five, to exchange ideas and share our strategy.  We value meeting with our investors, and we appreciate their insight.  In fact, the board initiated several discussions with Lane Five and its advisors in an attempt to resolve this matter; however, these discussions have not led to a mutually agreeable resolution thus far.

Our board and management team are committed to acting in the best interests of shareowners and are focused on delivering value.  Ambassadors has a strong board composed of highly experienced professionals with expertise across a wide range of relevant disciplines, eight of whom are independent.  Our board is also interested in seeking out highly-qualified directors to further enhance its oversight of Ambassadors.  The recent appointment of Timothy Walsh, who has 28 years of investment management experience at numerous top-tier financial institutions, is a recent example of how we have added relevant perspective to our board.  The board also appointed two additional highly-qualified directors over the past two years.  Nilofer Merchant, a prominent technology executive, was elected in 2011, and Tom Rusin, who has extensive experience in the travel and leisure markets as well as in direct marketing and direct mail programs, was elected in 2010.  Altogether, since 2010, one third of our board has been replaced by new directors.

As the board focuses on its work, it’s important for you to stay focused on your day-to-day responsibilities.  Ambassadors is the leading student travel company with a differentiated, premium product.  We all take pride in the educational opportunities we provide to thousands of students and professionals every year.  The board believes that the opportunities ahead of us are promising, and we remain committed to maintaining a robust balance sheet and continuing our strong track record of returning capital to our shareowners.  Our continued success is dependent on all of us doing our jobs and continuing to provide our travelers with unforgettable experiences year in and year out.

In the coming weeks, we will file our proxy statement, and we encourage you to read it.  Those of you who are shareowners are also likely to receive mail regarding the election of directors.  We are committed to keeping you informed and will provide you with periodic updates as appropriate.

As the Annual Meeting of shareowners approaches, there is also likely to be increased media attention focused on Ambassadors.  As always, it is critical for us to speak with one voice.  If you receive any calls or inquiries from outside parties, please forward them to Anthony Dombrowik, Chief Financial Officer.

The success of Ambassadors is a result of your commitment to our company, and I want to thank you for your hard work.   I know I can count on all of you to remain focused on your jobs and on achieving our goals of providing educational, culturally relevant and safe travel experiences for students.

Sincerely,

/s/ Jeffrey D. Thomas
Jeffrey D. Thomas

Forward Looking Statements

This letter includes statements that are not historical in nature. These statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements that include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.  These forward-looking statements reflect the beliefs or current expectations of Ambassadors Group, Inc. (“Ambassadors”) with respect to, among other things, the actions that Ambassadors and Lane Five Capital Management LP and the other participants its proxy solicitation (the “Lane Five Group”) identified in the preliminary proxy statement filed by the Lane Five Group on March 21, 2012 with the Securities and Exchange Commission (“SEC”) may take with respect to the 2012 annual meeting of Ambassadors’ shareowners (the “2012 Annual Meeting”).  Forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause Ambassadors’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include the risk factors set forth in Item 1A of Ambassadors’ 2011 Annual Report filed on March 12, 2012 with the SEC on form 10-K and available at their website www.sec.gov. These risks, along with other factors, may be identified from time to time in Ambassadors’ filings with the SEC or in its press releases. All forward-looking statements are expressly qualified in their entirety by these factors and all related cautionary statements.  Any forward-looking statement speaks only as of the date on which such statement is made, and Ambassadors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature. You are urged to carefully review and consider the various disclosures made by Ambassadors in its reports filed with the SEC.

Important Additional Information

Ambassadors will be filing a proxy statement with the SEC in connection with the solicitation of proxies for the 2012 Annual Meeting. Shareowners are strongly advised to read Ambassadors’ 2012 proxy statement when it becomes available because it will contain important information. Shareowners will be able to obtain, without charge, copies of Ambassadors’ 2012 proxy statement and other related documents filed by Ambassadors with the SEC in connection with its 2012 Annual Meeting at the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Ambassadors, its directors and its executive officers may be deemed participants in the solicitation of proxies from shareowners in connection with the 2012 Annual Meeting. Information concerning Ambassadors’ directors and officers is available in its proxy statement for Ambassadors’ 2011 annual meeting of shareowners filed with the SEC on April 12, 2011 and the Current Report on Form 8-K filed with the SEC on August 2, 2011. Additional information regarding Ambassadors’ directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2012 Annual Meeting, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement for the 2012 Annual Meeting when it is filed with the SEC.

Exhibit 99.2

Frequently Asked Questions

Who is Lane Five Capital Management LP?

Lane Five Capital Management LP (“Lane Five”) is an investment fund located in Towson, MD.  According to their materials, Lane Five is a current shareowner of Ambassadors Group, Inc. (“Ambassadors”).

There are other participants in Lane Five’s proxy solicitation.  These participants (together with Lane Five, the “Lane Five Group”) include Peter H. Kamin and Sharon van Wyk and are identified in greater detail in the preliminary proxy statement filed by the Lane Five Group on March 21, 2012 with the Securities and Exchange Commission (“SEC”).

What is a proxy contest?

A proxy contest is a contest between a company and one or more of its shareowners to win shareowner votes, either in relation to an election of the company’s directors or a proposal put before the shareowners.  Recently, the Lane Five Group has nominated three individuals for election to the Ambassadors board.  The vote will be held at the Annual Meeting of Ambassador’s shareowners.

Prior to the Annual Meeting, opposing parties use proxy materials, including a proxy statement, letters and press releases, to communicate with shareowners and seek their votes for a particular action.  These materials also contain information about the proposal and instructions on how to vote.  All proxy materials must be filed with the SEC.

What is a proxy statement?

A proxy statement contains information about a company’s annual meeting of shareowners and is made available to shareowners each year.   Ambassadors’ proxy statement will be filed by Ambassadors with the SEC and made available to shareowners.  Ambassadors’ proxy statement will include the board’s recommendations to shareowners on director nominees, among other information.  The Lane Five Group has prepared a preliminary proxy statement, which provides recommendations for and information on its director nominees.

When will Ambassadors hold its Annual Meeting of Shareowners?

Ambassadors has not yet announced the date of its 2012 Annual Meeting of Shareowners.

How will the Lane Five Group’s proxy filing affect Ambassadors employees?

Ambassadors does not expect the potential proxy contest with the Lane Five Group to result in any changes to your day-to-day responsibilities at Ambassadors.  We know we can count on all of you to remain focused on your jobs and on achieving our goals of providing educational, culturally relevant and safe travel experiences for students.  The success of Ambassadors is a result of your commitment to our company, and we thank you for your hard work.

Will the Lane Five Group’s director nominees be elected?

As they do every year, Ambassadors’ shareowners will elect directors to the Ambassadors board.  Ambassadors cannot predict the outcome of the board election.  That being said, Ambassadors does not expect the Lane Five Group’s proxy filing to result in any changes to your day-to-day responsibilities at Ambassadors.  We know we can count on all of you to remain focused on your jobs and on achieving our goals of providing educational, culturally relevant and safe travel experiences for students.

What should we tell customers if they inquire about this situation?

You should assure our customers that this proxy contest will not impact our commitment to them.  We are focused on achieving our business goals and providing educational, culturally relevant and safe travel experiences for students. If our customers have additional questions, you may refer them to Anthony F. Dombrowik at (509) 568-7800.

What do I do if someone contacts me about this issue?

Please refer all inquiries you receive from the media to Anthony F. Dombrowik at (509) 568-7800.

Forward Looking Statements

The above questions and answers include statements that are not historical in nature. These statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements that include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.  These forward-looking statements reflect Ambassadors’ beliefs or current expectations with respect to, among other things, the effect that a potential proxy contest (“Potential Proxy Contest”) between Ambassadors and the Lane Five Group may have on Ambassadors’ business and its employees, the actions that Lane Five Group and Ambassadors may take with respect to the Potential Proxy Contest, and the 2012 annual meeting of Ambassadors’ shareowners (the “2012 Annual Meeting”).  Forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause Ambassadors’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include the risk factors set forth in Item 1A of Ambassadors’ 2011 Annual Report filed on March 12, 2012 with the SEC on form 10-K and available at their website www.sec.gov. These risks, along with other factors, may be identified from time to time in Ambassadors’ filings with the SEC or in its press releases. All forward-looking statements are expressly qualified in their entirety by these factors and all related cautionary statements.  Any forward-looking statement speaks only as of the date on which such statement is made, and Ambassadors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature. You are urged to carefully review and consider the various disclosures made by Ambassadors in its reports filed with the SEC.

Important Additional Information

Ambassadors will be filing a proxy statement with the SEC in connection with the solicitation of proxies for the 2012 Annual Meeting. Shareowners are strongly advised to read Ambassadors’ 2012 proxy statement when it becomes available because it will contain important information. Shareowners will be able to obtain, without charge, copies of Ambassadors’ 2012 proxy statement and other related documents filed by Ambassadors with the SEC in connection with its 2012 Annual Meeting at the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Ambassadors, its directors and its executive officers may be deemed participants in the solicitation of proxies from shareowners in connection with the 2012 Annual Meeting. Information concerning Ambassadors’ directors and officers is available in its proxy statement for Ambassadors’ 2011 annual meeting of shareowners filed with the SEC on April 12, 2011 and the Current Report on Form 8-K filed with the SEC on August 2, 2011. Additional information regarding Ambassadors’ directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2012 Annual Meeting, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement for the 2012 Annual Meeting when it is filed with the SEC.